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                                                                    EXHIBIT 10.9

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                            VISIGENIC SOFTWARE, INC.

                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$______________                                            San Mateo, California
                                                                  May ____, 1996


     FOR VALUE RECEIVED, and subject to the conversion provisions set forth below, VISIGENIC SOFTWARE, INC., a Delaware corporation (the "Company"), promises to pay to _____________________ ("Holder") or order, at its office located at __________________________ or such other place or places as the holder of this Note may from time to time designate in writing, the principal sum of ____________________________________ Dollars ($________________), and
accrued interest thereon, as provided herein.

A.   Loan.
     ----

     1.   Interest.  Interest shall accrue with respect to the principal sum
          --------
hereunder from the date of this Note until such principal is paid or converted as provided herein at a rate of ______% per annum. Interest will be compounded annually and will be calculated on the basis of the actual number of days elapsed over a 360 day year.

     2.   Payment of Principal and Interest.  The principal outstanding
          ---------------------------------
hereunder and the interest accrued and unpaid shall be due and payable on May ____, 1999.

     3.   Prepayment.  The Company shall have the right to prepay, in whole or
          ----------
in part, the principal outstanding and/or the interest accrued hereunder at any time, without penalty.

     4.   Default.  In case one or more of the following events (whatever the
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reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) an Event of Default shall have occurred and be continuing:

          (a) Default in the payment of any interest upon this Note as and when the same shall become due and payable, and continuance of such default for a period of ten (10) business days after receipt by Company of notice of such default from the holder of this Note; or

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          (b) Default in the payment of all or any part of the principal or any installment of the principal of this Note or any of them, as and when the same shall become due and payable and continuance of such default from a period of ten (10) business days after receipt by Company of notice of such default from the holder of this Note; or

          (c) An involuntary case or other proceeding shall be commenced against Company seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Company or for any substantial part of the property of Company or the winding up or liquidation of the affairs of Company, and such case or proceeding shall remain unstayed and undismissed for a period of 30 days, or an order for relief shall be entered against Company under the federal bankruptcy laws as now or hereafter in effect; or

          (d) Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Company or for any substantial part of the property of Company or Company shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they come due, or shall take any corporate action to authorize any of the foregoing;

     Then, and in each and every such case (other than an Event of Default specified in paragraphs (c) or (d)), unless all of the principal amount of this Note shall have already become due and payable, the Holder, for so long as it holds more than 50% of the aggregate principal amount of this Note, by notice in writing to Company, may declare the entire principal amount of this Note and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. In an Event of Default specified in paragraphs (c) or (d) occurs with respect to Company, the principal of and accrued interest on this Note shall become and be immediately due and payable without any declaration or other act on the part of the holder. Presentment, demand, protest and all other notices of any kind are hereby expressly waived by Company.

     No right or remedy herein conferred upon or served to the holder of this Debenture is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

B.   Conversion of Loan.  Holder shall have the right to automatically convert
     ------------------
up to _____% of the then outstanding principal and interest under this Note into shares of Common Stock of the Company (the "Conversion Shares") at the Conversion Price (as defined below) at the time in effect immediately upon the closing of an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, in which proceeds to the Company are not less than $3.33 per share. The Company will give Holder written notice of such offering and Holder must exercise such conversion right by giving Company written

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notice within _____ days after receiving such Company's notice and surrending this Note to Company for issuance of a replacement note for the unconverted balance of principal and interest. The Conversion Price shall initially be $____________, subject to adjustment for any stock splits, stock dividends and the like to the capital stock of Company.

C.   Other Provisions.
     ----------------

     1.   Amendment Provisions.  This Note may not be amended or modified, nor
          --------------------
may any of its terms be waived, except by written instruments signed by the Company and the Holder, and then only to the extent set forth therein.

     2.   Severability.  If any provision of this Note is determined to be
          ------------
invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the holder.

     3.   Binding Effect.  This Note shall be binding upon, and shall inure to
          --------------
the benefit of, the Company and the Holder hereof and their respective successors and assigns.

     4.   Holder Not a Stockholder.  Prior to the conversion of this Note as
          ------------------------
provided above, the holder, as the Holder of this Note, shall not be entitled to any of the rights of a stockholder of the Company.

     5.   Notices.  Any notice required or desired to be served, given or
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delivered hereunder shall be addressed to the party to be notified as follows:

     If to the Company:    Visigenic Software, Inc.
                           951 Mariner's Island, Suite 460
                           San Mateo, California 94403
                           Attention:  Glenn Myers
                           Facsimile:  (415) 286-2463


     If to Holder:       To the address set forth on page one hereof

or to such other address as each party designates to the other by notice in the manner herein prescribed.

     6.   Governing Law.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the State of California, as such laws are applied to agreements entered into and to be performed solely in California by California residents.

     7.   Collection Costs.  If principal and interest is not paid in full when
          ----------------
it becomes due, the undersigned hereby agrees to pay the Holder, in addition to such amount owed pursuant to this Note, all costs and expenses of collection, including a reasonable sum for attorneys' fees as fixed by a court of competent jurisdiction.

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     8.   Waiver.  Acceptance of partial or delinquent payment from the
          ------
undersigned hereunder, or the failure or partial failure or delay of the Holder to exercise any right hereunder shall not constitute a waiver or partial waiver of any obligation of the undersigned or any right of the Holder under this Note, and shall not affect in any way the right to require full performance at any time thereafter.

                                 VISIGENIC SOFTWARE, INC.


                                 By:_________________________
                                  Glenn Myers
                                  Chief Financial Officer

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